Exhibit 99.2

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

CLUB MONACO
83
PULL

Q4 2023

SUPPLEMENTAL REPORTING INFORMATION

ACADIA
REALTY TRUST

REALTY TRUST

Table of Contents		Supplemental Report – December 31, 2023

Section I – Fourth Quarter 2023 Earnings Press Release
Section II – Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	30
Market Capitalization	4	Core Top Tenants	35
Operating Statements		Core Lease Expirations	36
Consolidated Statements of Operations	5	Core New and Renewal Rent Spreads	37
Statements of Operations - Pro-rata Adjustments	7	Core Capital Expenditures	38
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations ("AFFO")	11	Section IV – Fund Information
EBITDA	13
Same Property Net Operating Income	14	Fund Overview	39
Fee Income	15	Fund Properties	41
Structured Financing	16	Fund Lease Expirations	44
		Development and Redevelopment Activity	45
Other Information
Transactional Activity	17
2024 Guidance	18
Net Asset Valuation Information	20
Selected Financial Ratios	21	Section V – Other Information
Debt Analysis
Summary	24	Important Notes	46
Detail	25
Maturities	27
Interest Rate Summary	29

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – December 31, 2023		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Stuart Seeley	Symbol AKR
	Suite 300	Senior Managing Director of Strategy & Public Markets
Rye, NY 10580
Jennifer Han
Director, Reporting & Investor Relations

(914) 288-8100
investorrelations@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Jeff Spector - (646) 855-1363	Craig Mailman - (212) 816-4471	Todd Thomas - (917) 368-2286
	jeff.spector@bofa.com	craig.mailman@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Paulina Rojas Schmidt - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA - (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – December 31, 2023	(Including pro-rata share of Fund debt, in thousands, except per share amounts)

				Changes in Total Outstanding Common				Weighted Average
	Total Market		Capitalization	Shares and OP Units				Diluted EPS		Diluted FFO
	Capitalization ($)%		Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	95,362			Balance at 12/31/2022	95,121	5,134	100,255
Common Operating Partnership ("OP") Units	5,345			Vesting RS and LTIPs	8	321	329
Combined Common Shares and OP Units	100,707			OP Conversions	37	(37)	—
				Other	42	—	42
Share Price at December 31, 2023	$16.99			Balance at 3/31/2023	95,208	5,418	100,626	95,189	95,189	102,539	102,539
				Vesting RS and LTIPs	30	41	71
Equity Capitalization - Common Shares and OP Units	$1,711,012			OP Conversions	54	(54)	—
Preferred OP Units [2]	7,882			Other	5	—	5
Total Equity Capitalization	1,718,894	54%	55%	Balance at 6/30/2023	95,297	5,405	100,702	95,260	95,225	102,642	102,525
				Vesting RS and LTIPs	—	—	—
Debt Capitalization				OP Conversions	11	(11)	—
Consolidated debt [3]	1,881,087			Other	2	—	2
Adjustment to reflect pro-rata share of debt	(436,755)			Balance at 9/30/2023	95,310	5,394	100,704	95,320	95,257	102,746	102,701
Total Debt Capitalization	1,444,332	46%	45%	Vesting RS and LTIPs	—	—	—
				OP Conversions	49	(49)	—
Total Market Capitalization	$3,163,226	100%	100%	Other	3	—	3
				Balance at 12/31/2023	95,362	5,345	100,707	95,363	95,284	102,963	102,928

__________

1.
Reflects debt net of Core Portfolio cash of $15,638 and pro-rata share of Funds cash of $3,025 for $18,663 of total cash netted against debt.
2.
Represents 188 Series A and 126,384 Series C Preferred OP Units convertible into 25,067 and 438,831 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
3.
Reflects consolidated debt excluding $10,946 of unamortized premium and unamortized loan costs.

4

Consolidated Statements of Operations
Supplemental Report – December 31, 2023	(in thousands)

	December 31, 2023 [1]
	Quarter	Year Ended
Revenues
Rental	$84,205	$333,044
Other	1,308	5,648
Total revenues	85,513	338,692
Expenses
Depreciation and amortization	35,029	135,984
General and administrative	10,572	41,470
Real estate taxes	12,064	46,650
Property operating	17,229	61,826
Impairment charges	—	3,686
Total expenses	74,894	289,616

Operating income	10,619	49,076
Equity in losses of unconsolidated affiliates	(1,404)	(7,677)
Interest income	5,118	19,993
Realized and unrealized holding gains on investments and other	177	30,413
Interest expense	(24,692)	(93,253)

Loss from continuing operations before income taxes	(10,182)	(1,448)
Income tax provision	(53)	(301)
Net loss	(10,235)	(1,749)
Net loss attributable to redeemable noncontrolling interests	2,578	8,239
Net loss attributable to noncontrolling interests	6,320	13,383
Net (loss) income attributable to Acadia	$(1,337)	$19,873

	December 31, 2023 [1]
	Quarter	Year Ended
Reconciliation of Revenues to Consolidated GAAP Revenues
Total Revenues	$83,066	$317,287
Straight-line rent income	510	2,728
Above/below-market rent income	1,588	14,189
Asset and property management fees	165	739
Development, construction, leasing and legal fees	69	232
Other income	115	3,517
Consolidated Total Revenues	$85,513	$338,692

Reconciliation of Expenses to Consolidated GAAP Expenses
Property operating - CAM and Other	$13,531	$48,145
Other property operating (Non-CAM)	3,393	12,911
Asset and property management expense	305	770
Consolidated Total Expenses	$17,229	$61,826

Consolidated Statements of Operations - Detail
Supplemental Report – December 31, 2023	(in thousands)

	December 31, 2023 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year Ended
REVENUES
Minimum rents	$64,205	$249,659
Percentage rents	289	1,853
Expense reimbursements - CAM	8,942	30,522
Expense reimbursements - Taxes	8,686	32,875
Other property income	944	2,378
Total Revenues	83,066	317,287

EXPENSES
Property operating - CAM	13,035	47,357
Other property operating (Non-CAM)	3,393	12,911
Real estate taxes	12,064	46,650
Asset and property management expense	305	770
Total Expenses	28,797	107,688

NET OPERATING INCOME - PROPERTIES	54,269	209,599

OTHER INCOME (EXPENSE)
Interest income	5,118	19,993
Straight-line rent income	510	2,728
Above/below-market rent income	1,588	14,189
Interest expense [2]	(22,368)	(85,781)
Amortization of finance costs	(1,820)	(6,350)
Above/below-market interest income	26	104
Finance lease interest expense	(530)	(1,226)
Other (expense) income	(556)	3,301
Impairment charges	—	(3,686)
CORE PORTFOLIO AND FUND INCOME	36,237	152,871

FEE AND OTHER INCOME [3]
Asset and property management fees	165	739
Development, construction, leasing and legal fees	69	232
Total Fund Fee Income	234	971

Net promote and other transactional income	—	28,207
Total Fund Fee Income, Net Promote and Other Transactional Income	234	29,178

Realized gains on marketable securities, net	2,265	4,636
Less: previously recognized unrealized gains on marketable securities sold	(2,265)	(4,636)
Unrealized gains on marketable securities	352	1,634
Income tax provision	(53)	(301)
Total Fee and Other Income	533	30,511

General and Administrative	(10,572)	(41,470)

Depreciation and amortization	(34,938)	(135,621)
Non-real estate depreciation and amortization	(91)	(363)
(Loss) gain before equity in earnings and noncontrolling interests	(8,831)	5,928

Equity in losses of unconsolidated affiliates	(1,404)	(7,677)
Noncontrolling interests (including redeemable noncontrolling interests)	8,898	21,622

NET (LOSS) INCOME ATTRIBUTABLE TO ACADIA	$(1,337)	$19,873

Statements of Operations – Pro-Rata Adjustments
Supplemental Report – December 31, 2023	(in thousands)

	Quarter Ended December 31, 2023		Year Ended December 31, 2023
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
REVENUES
Minimum rents	$(27,351)	$13,191	$(104,227)	$53,728
Percentage rents	(111)	104	(604)	496
Expense reimbursements - CAM	(4,350)	1,894	(14,888)	6,848
Expense reimbursements - Taxes	(3,252)	2,075	(11,964)	9,466
Other property income	(276)	100	(854)	395
Total Revenues	(35,340)	17,364	(132,537)	70,933

EXPENSES
Property operating - CAM	(5,588)	2,135	(20,692)	7,873
Other property operating (Non-CAM)	(1,163)	329	(3,926)	1,338
Real estate taxes	(4,074)	2,697	(16,910)	11,637
Asset and property management expense	(447)	564	(1,811)	2,246
Total Expenses	(11,272)	5,725	(43,339)	23,094
NET OPERATING INCOME - PROPERTIES	(24,068)	11,639	(89,198)	47,839

OTHER INCOME (EXPENSE)
Interest income	(49)	8	(213)	35
Straight-line rent income	(554)	655	(1,710)	672
Above/below-market rent income	(518)	513	(3,318)	4,033
Interest expense	11,970	(5,642)	45,715	(24,045)
Amortization of finance costs	1,028	(434)	3,363	(1,490)
Above/below-market interest income	—	30	—	105
Finance lease interest expense	339	(99)	760	(244)
Other income	(176)	285	(2,480)	435
Accelerated amortization due to early lease termination	—	—	—	—
Impairment charges	—	—	2,834	—
CORE PORTFOLIO AND FUND INCOME	(12,028)	6,955	(44,247)	27,340

FUND FEE AND OTHER INCOME [3]
Asset and property management fees	2,480	146	9,939	555
Development, construction, leasing and legal fees	2,105	112	8,326	445
Total Fund Fee Income	4,585	258	18,265	1,000

Net promote and other transactional income	—	—	(16,924)	—
Total Fund Fee Income, Net Promote and Other Transactional Income	4,585	258	1,341	1,000

Realized gains on marketable securities, net	—	—	—	—
Less: previously recognized unrealized gains on marketable securities sold	—	—	—	—
Unrealized gains on marketable securities	—	—	2,125	—
Income tax provision	2	(2)	105	(19)
Total Fee and Other Income	4,587	256	3,571	981

General and Administrative	652	(208)	2,496	(803)
Depreciation and amortization	15,656	(8,407)	61,084	(35,195)
Loss before equity in earnings and noncontrolling interests	8,867	(1,404)	22,904	(7,677)

Equity in losses of unconsolidated affiliates	—	—	—	—
Noncontrolling interests (including redeemable noncontrolling interests) [6]	31	—	(1,282)	—

NET (LOSS) INCOME ATTRIBUTABLE TO ACADIA	$8,898	$(1,404)	$21,622	$(7,677)

7

Balance Sheet
Supplemental Report – December 31, 2023	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$872,228	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,128,650	Core	$66,083
Tenant improvements	257,955	Fund III	28,716
Construction in progress	23,250	Total	$94,799
Right-of-use assets - finance leases	58,637
	4,340,720
Less: Accumulated depreciation and amortization	(823,439)
Operating real estate, net	3,517,281
Real estate under development	94,799	Summary of other assets, net:
Net investments in real estate	3,612,080	Deferred charges, net	$31,074
Notes receivable, net ($1,279 of allowance for credit losses)	124,949	Accrued interest receivable	25,553
Investments in and advances to unconsolidated affiliates	197,240	Due from seller	2,631
Lease intangibles, net	100,594	Prepaid expenses	15,204
Other assets, net	107,866	Other receivables	1,775
Right-of-use assets - operating leases, net	29,286	Income taxes receivable	1,141
Cash and cash equivalents	17,481	Corporate assets, net	924
Restricted cash	7,813	Deposits	575
Marketable securities	33,284	Derivative financial instruments	28,989
Straight-line rents receivable, net	37,426	Total	$107,866
Rents receivable, net	12,078
Assets of properties held for sale	11,057
Total assets	$4,291,154

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:		Summary of accounts payable and other liabilities:
Mortgage and other notes payable, net	$930,127	Lease liability - finance leases	$32,739
Unsecured notes payable, net	726,727	Accounts payable and accrued expenses	61,425
Unsecured line of credit	213,287	Deferred income	34,386
Accounts payable and other liabilities	155,381	Tenant security deposits, escrow and other	17,939
Lease liability - operating leases	31,580	Derivative financial instruments	8,892
Dividends and distributions payable	18,520	Total	$155,381
Lease intangibles, net	73,994
Distributions in excess of income from, and investments in, unconsolidated affiliates	7,982
Total liabilities	2,157,598
Commitments and contingencies
Redeemable noncontrolling interests	50,339
Shareholders' Equity
Common shares	95
Additional paid-in capital	1,953,521
Accumulated other comprehensive income	32,442
Distributions in excess of accumulated earnings	(349,141)
Total Acadia shareholders’ equity	1,636,917
Noncontrolling interests	446,300
Total equity	2,083,217
Total liabilities, redeemable noncontrolling interests, and equity	$4,291,154

8

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – December 31, 2023	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Land	$(207,446)	$69,033
Buildings and improvements	(816,793)	267,459
Tenant improvements	(52,983)	21,373
Construction in progress	(5,271)	1,355
Right-of-use assets - finance leases	(22,571)	22,244
	(1,105,064)	381,464
Less: Accumulated depreciation and amortization	139,488	(75,678)
Operating real estate, net	(965,576)	305,786
Real estate under development	(21,669)	(15)
Net investments in real estate	(987,245)	305,771
Notes receivable, net ($1,279 of allowance for credit losses)	66,084	—
Investments in and advances to unconsolidated affiliates	(73,920)	(118,921)
Lease intangibles, net	(44,854)	7,876
Other assets, net	16,248	7,053
Right-of-use assets - operating leases, net	(1,686)	—
Cash and cash equivalents	(6,914)	8,096
Restricted cash	(4,622)	3,755
Marketable securities	—	—
Straight-line rents receivable, net	(8,877)	5,187
Rents receivable, net	(4,545)	1,440
Total assets	$(1,050,331)	$220,257

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other notes payable, net	$(540,819)	$188,848
Unsecured notes payable, net	(64,399)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(29,277)	25,459
Lease intangibles, net	(32,187)	5,951
Lease liability - operating leases	(1,765)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(20,816)	7,977
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(7,982)
Total liabilities	(689,263)	220,257
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests (including redeemable noncontrolling interests)	(361,068)	—
Total equity	(361,068)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(1,050,331)	$220,257

9

Notes to Income Statements, Balance Sheet and Pro-rata Adjustments[7]
Supplemental Report – December 31, 2023	(in thousands)

__________

Notes to income statements, balance sheet and pro-rata adjustments:

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $1.6 million and $7.2 million, respectively, for the three months and year ended December 31, 2023.
3.
Refer to Fee Income by Fund page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and includes redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the (loss) income allocable to Operating Partnership Units of $0.0 million and $1.3 million, respectively, for the three months and year ended December 31, 2023.
7.
The Company currently has controlling ownership interests in Funds II, III, IV & V and Mervyns II, as well as controlling interests in non-wholly owned partnerships, which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations (“AFFO”)
Supplemental Report – December 31, 2023	(in thousands, except per share amounts)

	Quarter Ended				Year Ended	Quarter Ended	Year Ended
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023	December 31, 2022	December 31, 2022
Funds from operations ("FFO"):
Net Income (Loss) attributable to Acadia	$13,360	$9,276	$(1,426)	$(1,337)	$19,873	$3,982	$(35,445)
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	26,444	28,248	27,351	27,689	109,732	26,903	104,910
Gain on disposition on real estate properties (net of noncontrolling interest share)	—	—	—	—	—	(10,245)	(22,137)
Impairment charges (net of noncontrolling interest share)	—	—	852	—	852	—	58,481
Income attributable to noncontrolling interests' share in Operating Partnership	917	697	68	92	1,774	380	(1,308)
FFO to Common Shareholders and Common OP Unit holders	$40,721	$38,221	$26,845	$26,444	$132,231	$21,020	$104,501

Less: Impact of City Point share conversion option [3]	—	—	—	—	—	—	(906)
FFO to Common Shareholders and Common OP Unit holders - Diluted	$40,721	$38,221	$26,845	$26,444	$132,231	$21,020	$103,595

Adjustments for Special Items:
Add back: acquisition costs, net of bargain purchase gain [4]	—	—	—	—	—	—	859
Add back: City Point recapitalization and transaction related costs [4]	—	—	—	—	—	—	364
Add back: Impact of City Point share conversion option [3]	—	—	—	—	—	—	906
Unrealized holding (gain) loss (net of noncontrolling interest share)	(66)	(1,713)	(1,631)	(352)	(3,762)	6,786	15,165
Realized gain (net of noncontrolling interest share)	—	—	2,371	2,265	4,636	—	—
FFO Before Special Items attributable to Common Shareholder and Common OP Unit holders [1]	$40,655	$36,508	$27,585	$28,357	$133,105	$27,806	$120,889

Less: Non-cash and non-recurring gain from BBBY lease termination	—	(7,758)	—	—	(7,758)	—	—
Funds From Operations Before Special Items attributable to Common Shareholders and Common OP Unit holders, excluding BBBY gain [2]	$40,655	$28,750	$27,585	$28,357	$125,347	$27,806	$120,889

Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations (“AFFO”)
Supplemental Report – December 31, 2023	(in thousands)

	Quarter Ended				Year Ended	Quarter Ended	Year Ended
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023	December 31, 2022	December 31, 2022
Adjusted Funds from operations ("AFFO"):
FFO	$40,721	$38,221	$26,845	$26,444	$132,231	$21,020	$104,501
Unrealized holding (gain) loss (net of noncontrolling interest share)	(66)	(1,713)	(1,631)	(352)	(3,762)	6,786	15,165
Realized gain (net of noncontrolling interest share)	—	—	2,371	2,265	4,636	—	—
Straight-line rent, net	(193)	(868)	(18)	(611)	(1,690)	(1,143)	(6,137)
Above/below-market rent [2]	(2,087)	(9,631)	(1,603)	(1,583)	(14,904)	(2,092)	(10,317)
Amortization of finance costs	1,085	1,063	1,103	1,226	4,477	1,074	3,696
Above/below-market interest	(47)	(50)	(56)	(56)	(209)	(47)	(188)
Non-real estate depreciation	87	93	92	91	363	90	377
Stock-based compensation	3,776	2,279	2,265	2,261	10,581	2,292	10,366
Leasing commissions	(1,507)	(1,035)	(1,191)	(2,208)	(5,941)	(538)	(3,459)
Tenant improvements	(4,805)	(1,053)	(3,028)	(1,708)	(10,594)	(4,289)	(14,651)
Maintenance capital expenditures	(690)	(1,977)	(4,517)	(1,434)	(8,618)	(3,651)	(8,331)
					—	—	—
AFFO to Common Shareholders and Common OP Unit holders	$36,274	$25,329	$20,632	$24,335	$106,570	$19,502	$91,022

Total weighted-average diluted shares and OP Units	102,539	102,642	102,746	102,963	102,928	101,326	101,338

Diluted FFO per Common share and OP Unit:
FFO	$0.40	$0.37	$0.26	$0.26	$1.28	$0.21	$1.02

FFO before Special Items	$0.40	$0.36	$0.27	$0.28	$1.29	$0.27	$1.19

FFO before Special Items, excluding non-cash and non-recurring BBBY gain	$0.40	$0.28	$0.27	$0.28	$1.22	$0.27	$1.19

__________

1.
The Company defines Special Items to include (i) unrealized holding losses or gains (net of noncontrolling interest share) on investments and (ii) transaction and other costs that do not occur in the ordinary course of the Company's underwriting and investing business.
2.
The three months ended June 30, 2023 included a non-cash gain of $7.8 million, or $0.08 per share, from the termination of the Bed Bath and Beyond below-market lease at 555 9th Street in San Francisco, California.
3.
This amount is not recognized within the Company’s Consolidated Statements of Operations. Rather, it represents a required GAAP adjustment to the numerator within its diluted earnings per share computation to reflect an assumed conversion of potential common shares that could be subsequently issued in connection with the City Point recapitalization. Please refer to the third quarter 2022 supplemental information package for additional details. This non-recurring item only occurred in the third quarter 2022.
4.
Transaction and other related costs of $2.2 million, or $0.02 per share are non-recurring items for 2022, which included (i) $1.3 million ($0.9 million of City Point recapitalization and $0.4 million of transaction costs), or $0.01 per share and (ii) $0.9 million, or $0.01 per share for acquisition and transaction costs, net of a bargain purchase gain from a Core acquisition.

EBITDA
Supplemental Report – December 31, 2023	(in thousands)

	Quarter Ended December 31, 2023			Year Ended December 31, 2023			Quarter Ended December 31, 2022
	Core			Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:

Net Income (Loss) Attributable to Acadia	$2,652	$(3,989)	$(1,337)	$22,691	$(2,818)	$19,873	$4,796	$(814)	$3,982

Adjustments:
Depreciation and amortization	20,846	6,934	27,780	83,352	26,743	110,095	20,771	6,222	26,993
Interest expense	11,759	4,281	16,040	48,305	15,806	64,111	12,270	3,159	15,429
Amortization of finance costs	755	471	1,226	2,792	1,685	4,477	670	404	1,074
Above/below-market interest	(56)	—	(56)	(209)	—	(209)	(47)	—	(47)
Gain on disposition of properties	—	—	—	—	—	—	(7,245)	(3,000)	(10,245)
Unrealized holding gains on investment in Albertsons and other	(352)	—	(352)	(3,762)	—	(3,762)	6,786	—	6,786
Realized gain (net of noncontrolling interest share)	2,265	—	2,265	4,636	—	4,636	—	—	—
Provision for income taxes	52	1	53	173	42	215	2	1	3
Impairment charges	—	—	—	—	852	852	—	—	—
Noncontrolling interest - OP	(31)	—	(31)	1,282	—	1,282	257	—	257
EBITDA	$37,890	$7,698	$45,588	$159,260	$42,310	$201,570	$38,260	$5,972	$44,232

Adjusted EBITDA:

EBITDA	$37,890	$7,698	$45,588	$159,260	$42,310	$201,570	$38,260	$5,972	$44,232
Stock-based compensation	2,261	—	2,261	10,581	—	10,581	2,292	—	2,292
Adjusted EBITDA	$40,151	$7,698	$47,849	$169,841	$42,310	$212,151	$40,552	$5,972	$46,524

Core Portfolio – Same Property Performance [1]
Supplemental Report – December 31, 2023	(in thousands)

	Quarter Ended		Change	Year Ended		Change
	December 31, 2023	December 31, 2022	Favorable/ (Unfavorable)	December 31, 2023	December 31, 2022	Favorable/ (Unfavorable)

Summary
Minimum rents	$32,356	$31,962	1.2%	$127,963	$123,133	3.9%
Expense reimbursements	9,863	8,874	11.1%	35,257	32,557	8.3%
Other property income	625	586	6.7%	2,713	2,725	(0.4)%

Total Revenue	42,844	41,422	3.4%	165,933	158,415	4.7%

Expenses
Property operating - CAM & Real estate taxes	12,066	11,460	(5.3)%	45,533	44,210	(3.0)%
Other property operating (Non-CAM)	1,609	1,970	18.3%	6,532	6,532	—

Total Expenses	13,675	13,430	(1.8)%	52,065	50,742	(2.6)%

Same Property NOI - Core properties	$29,169	$27,992	4.2%	$113,868	$107,673	5.8%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	5,103	8,733		26,147	35,557
Core NOI [2]	$34,272	$36,725		$140,015	$143,230

Other same property information
Physical Occupancy at the end of the period	93.1%	93.0%
Leased Occupancy at the end of the period	94.9%	95.3%

__________

1.
The above amounts include the pro-rata share of the Company's Core consolidated and unconsolidated investments.
2.
The Company reclassed $0.4 million and $1.2 million, respectively, for the three months and year ended December 31, 2023 for asset and property management fees to NOI to reflect more accurately property management fees allocable to property operations. The Company also reclassed $0.3 million and $0.8 million, respectively, for the three months and year ended December 31, 2022. Such reclassifications have been reflected in all periods presented.

Fee Income by Fund [1]
Supplemental Report – December 31, 2023	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year Ended December 31, 2023
Asset and property management fees	$325	$86	$3,252	$6,972	$598	$11,233
Transactional fees	637	226	2,264	5,695	181	9,003
Total fees	$962	$312	$5,516	$12,667	$779	$20,236

Quarter Ended December 31, 2023
Asset and property management fees	$70	$25	$831	$1,729	$136	$2,791
Transactional fees	76	50	355	1,750	55	2,286
Total fees	$146	$75	$1,186	$3,479	$191	$5,077

Quarter Ended September 30, 2023
Asset and property management fees	$98	$17	$808	$1,676	$154	$2,753
Transactional fees	292	100	1,213	1,408	30	3,043
Total fees	$390	$117	$2,021	$3,084	$184	$5,796

Quarter Ended June 30, 2023
Asset and property management fees	$88	$24	$803	$1,689	$125	$2,729
Transactional fees	57	41	411	1,534	36	2,079
Total fees	$145	$65	$1,214	$3,223	$161	$4,808

Quarter Ended March 31, 2023
Asset and property management fees	$69	$20	$810	$1,878	$183	$2,960
Transactional fees	212	35	285	1,003	60	1,595
Total fees	$281	$55	$1,095	$2,881	$243	$4,555

__________

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Statements of Operations - Detail and Statements of Operations - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Statements of Operations and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company' share of fee income from Unconsolidated Subsidiaries.

Structured Financing Portfolio
Supplemental Report – December 31, 2023	(in thousands)

	September 30, 2023			Quarter Ended December 31, 2023					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Conversions	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [1,2]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809	$63,610	5.99%	6.39%	Sept-24

Other notes[2]	131,741	28,128	159,869	1,426	—	133,167	32,279	165,446	11.32%	11.42%	Jan-24 to Dec-27

Total Core notes receivable	$191,542	$31,937	$223,479	$1,426	$—	$192,968	$36,088	$229,056	9.67%	9.86%

__________

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$192,968
Fund Notes Receivable						—
Allowance for credit loss						(1,935)
Total pro-rata Notes Receivable						$191,033

________

1.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at December 31, 2023.
2.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.

Transactional Activity
Supplemental Report – December 31, 2023	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Fund V:
Mohawk Commons	Schenectady, NY	January 27, 2023	$62,078	90.00%	$55,870	$11,230
Cypress Creek	Lutz (Tampa), FL	July 3, 2023	49,374	100.00%	49,374	9,924
Maple Tree Place	Williston (Burlington), VT	November 27, 2023	77,816	100.00%	77,816	15,641

			189,268		183,060	36,795
			$189,268		$183,060	$36,795

DISPOSITIONS
Fund IV:
146 Geary[3]	San Francisco, CA	October 27, 2023	$20,118	100.00%	20,118	4,651

			$20,118		$20,118	$4,651

________

1.
Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.

2.
Acquisition amounts include capitalized acquisition costs, where applicable. Refer to the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.

3.
Refer to Form 10-Q or 10-K, the Company and its lender completed a deed-in-lieu of foreclosure on October 27, 2023.

2024 Guidance
Supplemental Report – December 31, 2023	(in millions, except per share amounts)

	2024 Guidance Forecast
	Low		High		2023 Actuals
(all amounts are based on Company's pro-rata share and totals may not foot due to rounding)	$ Millions	$/Share	$ Millions	$/Share	$ Millions	$/Share
Net earnings per share attributable to Acadia	$9.9	$0.09	$16.5	$0.15	$19.9	$0.20
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)		1.01		1.01		1.07
Impairment charges (net of noncontrolling interest share)		—		—		0.01
Noncontrolling interest in Operating Partnership		0.01		0.01		0.01
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders		$1.11		$1.17		$1.28
Net unrealized holding (gain)[1,2]		—		—		(0.04)
Realized gains and promotes[2]		0.13		0.15		0.16
Less: 2023 ACI's Special Dividend included in realized gains and promotes above		—		—		(0.11)
Non-cash gain from BBBY lease termination[3]		—		—		(0.08)
Funds from operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders, excluding non-cash BBBY gain[3]		$1.24		$1.32		$1.22
Non-cash gain from BBBY lease termination[3]		—		—		0.08
Funds from operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders		$1.24		$1.32		$1.29

2024 Guidance
Supplemental Report – December 31, 2023	(in millions, except per share data)

	2024 Guidance Forecast
	Low		High		2023 Actuals
(all amounts are based on Company's pro-rata share and totals may not foot due to rounding)	$ Millions	$/Share	$ Millions	$/Share	$ Millions	$/Share
FFO Comprises:
Core property NOI	$144		$148		140
Fund property NOI	32		34		28
Total NOI	176		182		168

Core and Fund straight-line and above/below market rents[4]	7		8		9
Interest income (Structured Finance Portfolio)[5]	18		21		20
Fund fee and other income	18		19		22
Realized gains and promotes[2]	14		16		16
General and administrative	(38)		(40)		(40)
Total interest expense and other, net[6]	(58)		(60)		(69)

Funds From Operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders, excluding non-cash BBBY gain[3]	$137	$1.24	$146	$1.32	126	$1.22
Non-cash gain from BBBY lease termination[3]	—	—	—	—	8	0.08
Funds From Operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$137	$1.24	$146	$1.32	134	$1.29
Net unrealized holding gain[1]	—	—	—	—	4	0.04
Realized (gains) and promotes[2]	(14)	(0.13)	(16)	(0.15)	(16)	(0.16)
Less: 2023 ACI's Special Dividend included in realized gains and promotes above	—	—	—	—	11	0.11
NAREIT Funds From Operations per share attributable to Common Shareholders and Common OP Unit holders	$123	$1.11	$130	$1.17	133	$1.28

Additional Guidance Assumptions
Fully diluted common shares - weighted average	104		104		95.3
Fully diluted common shares and OP Units - weighted average	110		110		102.9
Same property net operating income growth	5.0%		6.0%		5.8%

________

1.
This represents the unrealized mark-to-market holding gains related to the Company’s investment in Albertsons, which was recognized in NAREIT FFO for the year ended December 31, 2023. The Company has not reflected any forward-looking estimates involving future unrealized holding gains or losses (i.e. changes in share price) on Albertsons in its 2024 guidance assumptions.
2.
It is the Company’s policy to exclude unrealized gains and losses from FFO Before Special Items and to include and provide guidance for any anticipated realized gains related to the Company’s investment in Albertsons within FFO Before Special Items. The Company realized investment gains of $4.6 million on 200,000 shares for the year ended December 31, 2023. The total realized gains and promotes in 2023 were approximately $16 million, or $0.16 per share, comprised of $4.6 million from the sale of Albertsons’ shares and the receipt of a special dividend of $11.3 million (which was included in both NAREIT FFO and FFO Before Special Items).
3.
Results for the year ended December 31, 2023 included a non-cash gain of approximately $8 million, or $0.08 per share, from the termination of the Bed Bath and Beyond (“BBBY”) below-market lease at 555 9th Street in San Francisco.
4.
2023 actuals for straight-line and above/below market rents excludes approximately $8 million, or $0.08 per share, from the BBBY lease termination which is broken out as a separate line item in the table.
5.
2024 guidance for interest income assumes the City Point partner loan remains outstanding throughout the full year, consistent with 2023.
6.
Includes interest expense, interest rate swaps, amortization of finance costs, amortization of above and below market interest, debt modifications and capital lease interest.

Net Asset Valuation Information
Supplemental Report – December 31, 2023	(in thousands)

	CORE	FUND II [3]	FUND III	FUND IV	FUND V	Total

Acadia Ownership Percentage	N/A	61.67%	24.54%	23.12%	20.10%

Current Quarter NOI
At Pro-Rata [1]
Net Operating Income [2]	$34,272	N/A5	$151	$899	$4,866	$40,188
Less:
Net operating loss (income) from properties sold or assets held for sale	209	N/A5	(4)	(23)	—	182
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [4]	(2,921)	N/A 5	(147)	(120)	—	(3,188)
Net Operating Income of stabilized assets	$31,560	N/A 5	$—	$756	$4,866	$37,182

Costs to Date (Pro-Rata)
Assets held for sale	$11,057	N/A [5]	$—	$—	$—	$11,057
Pre-stabilized assets [4]	—	N/A [5]	14,321	30,900	—	45,221
Development and redevelopment projects	696,700	N/A 5	6,900	27,700	—	731,300
Total Costs to Date	$707,757	N/A 5	$21,221	$58,600	$—	$787,578

Debt (Pro-Rata)	$1,158,521	$79,821	$8,098	$38,068	$159,824	$1,444,332

_________

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the Fund’s Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point.
4.
Pre-stabilized assets consist of the following projects for Fund II: City Point; Fund III: 640 Broadway; Fund IV: 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.
5.
Amounts omitted as only remaining asset is City Point.

Selected Financial Ratios
Supplemental Report – December 31, 2023	(in thousands, except per share amounts)

	Quarter Ended December 31,				Year Ended December 31,					Quarter Ended
COVERAGE RATIOS [1]	2023		2022		2023		2022		LEVERAGE RATIOS	December 31, 2023		September 30, 2023
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$37,890		$38,260		$159,260		$151,852		Debt + Preferred Equity (Preferred OP Units)	$1,452,214		$1,459,057
Interest expense	11,759		12,270		48,305		41,264		Total Market Capitalization	3,163,226		2,904,159
Principal Amortization	805		877		3,194		3,737		Debt + Preferred Equity/
Preferred Dividends [3]	123		123		492		492		Total Market Capitalization	46%		50%
Fixed-Charge Coverage Ratio - Core Portfolio	3.0	x	2.9	x	3.1	x	3.3	x

EBITDA divided by:	$45,588		$44,232		$201,570		$176,995		Net debt [6]	$1,433,551		$1,437,978
Interest expense	16,040		15,429		64,111		53,180		Total Market Capitalization	3,163,226		2,904,159
Principal Amortization	1,214		1,242		4,857		5,368		Net Debt + Preferred Equity/
Preferred Dividends	123		123		492		492		Total Market Capitalization	45%		50%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	2.6	x	2.6	x	2.9	x	3.0	x	Debt/EBITDA Ratios
									Core:
Payout Ratios									Debt	$1,052,475		$1,065,006
									Net debt [7]	1,036,837		1,046,529
Dividends declared (per share/OP Unit)	$0.18		$0.18		$0.72		$0.72		EBITDA	159,260		159,734
									Adjusted EBITDA	169,841		170,319
Dividends (Shares) & Distributions (OP Units) declared	$18,495		$18,370		$73,964		$73,405		Debt/EBITDA - Core Portfolio	6.6	x	6.7	x
FFO	26,444		21,020		132,231		104,501		Debt/Adjusted EBITDA - Core Portfolio	6.2	x	6.3	x
FFO Payout Ratio [4]	70%		87%		56%		70%		Net Debt/EBITDA - Core Portfolio	6.5	x	6.6	x
									Net Debt/ Adjusted EBITDA - Core Portfolio	6.1	x	6.1	x
AFFO [5]	24,335		19,502		106,570		91,022		Core and Funds:
AFFO Payout Ratio	76%		94%		69%		81%		Debt [8]	$1,444,332		$1,452,400
									Net debt [6]	1,425,669		1,431,321
FFO Before Special Items	28,357		27,806		133,105		120,889		EBITDA	201,570		201,692
FFO Before Special Items Payout Ratio	65%		66%		56%		61%		Adjusted EBITDA	212,151		212,277
									Debt/EBITDA - Core and Funds	7.2	x	7.2	x
									Debt/Adjusted EBITDA - Core and Funds	6.8	x	6.8	x
									Net Debt/EBITDA - Core and Funds	7.1	x	7.1	x
									Net Debt/ Adjusted EBITDA - Core and Funds	6.7	x	6.7	x

Selected Financial Ratios
Supplemental Report – December 31, 2023	(in thousands)

	EBITDA		ADJUSTED EBITDA
	Year Ended	Year Ended	Year Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

Year to Date Core EBITDA as reported	$159,260	$151,852	$169,841	$162,218

Year to Date Funds EBITDA as reported	42,310	25,143	42,310	25,143

EBITDA Core and Funds	$201,570	$176,995	$212,151	$187,361

Year Ended
Reconciliation of Core Portfolio Debt	December 31, 2023

Core Portfolio Debt per Debt Summary	$1,158,521
Incremental Core Debt Attributable to City Point [4]	(106,046)
Adjusted Core Debt for purposes of computing Debt/EBITDA	1,052,475

Fund Portfolio Debt per Debt Summary	285,811
Incremental Core Debt Attributable to City Point [4]	106,046
Adjusted Fund Debt per EBITDA	391,857

Total Core and Fund Debt for purposes of computing Debt/EBITDA	$1,444,332

Selected Financial Ratios
Supplemental Report – December 31, 2023	(in thousands)

__________

1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2. See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3. Represents preferred distributions on Preferred Operating Partnership Units.

4. Amount represents the Company's reallocation of its pro-rata portion of the de-leveraging of Fund II's property-level debt in August 2022 associated with the City Point refinancing to align with the inclusion of the associated EBITDA derived from its investment.

5. See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to Net Income attributable to Acadia.

6. Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

7. Reflects debt net of the current Core Portfolio cash balance at end of period.

8. Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.

Portfolio Debt – Summary
Supplemental Report – December 31, 2023	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$806,000	4.3%	2.8	$—	—	—	$806,000	56%	4.3%	2.8	$—	$—	$806,000
Variable-Rate Debt [5]	57,287	6.8%	1.5	16,201	8.4%	0.1	73,488	5%	7.1%	1.2	64,399	—	137,887
								61%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	285,925	4.8%	3.1	161,839	5.1%	2.0	447,764	31%	4.9%	2.7	351,774	(150,831)	648,707
Variable-Rate Debt [5]	9,309	8.4%	0.4	107,771	8.0%	1.5	117,080	8%	8.0%	1.4	193,304	(21,891)	288,493
								39%

Total	$1,158,521	4.6%	2.8	$285,811	6.4%	1.7	$1,444,332	100%	4.9%	2.6	$609,477	$(172,722)	1,881,087

Unamortized premium							376						240
Net unamortized loan costs							(7,928)						(11,186)
Contingent loan obligation							16,991
Total							$1,453,771						$1,870,141
_________

1.
Fixed-rate debt includes notional principal fixed through swap transactions.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.

Portfolio Debt – Detail
Supplemental Report – December 31, 2023	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2023	Percent	Amount	Rate	Maturity Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
163 Highland Avenue		$7,363	100.00%	$7,363	4.66%	02/01/24	None
Crossroads Shopping Center		59,406	49.00%	29,108	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		36,875	91.85%	33,870	N/A5	12/10/26	None
239 Greenwich Avenue		26,000	75.00%	19,500	4.00%	07/10/27	1x60 mos.
Georgetown Portfolio (2008 Investment)		14,432	50.00%	7,216	4.72%	12/10/27	None
State & Washington		21,386	100.00%	21,386	4.40%	09/05/28	None
North & Kingsbury		10,432	100.00%	10,432	4.01%	11/05/29	None
151 North State Street		12,207	100.00%	12,207	4.03%	12/01/29	None
Concord & Milwaukee		2,301	100.00%	2,301	4.40%	06/01/30	None
California & Armitage		2,142	100.00%	2,142	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		806,000	100.00%	806,000	N/A	Various
Secured interest rate swaps [1]		202,000	39.80%	80,400	N/A	Various

Sub-Total Fixed-Rate Debt		1,260,543		1,091,925	4.46%

Secured Variable-Rate Debt
Gotham Plaza		17,289	49.00%	8,472	SOFR+3.00%	03/06/24	None
Georgetown Portfolio (2016 Investment)		152,000	20.00%	30,400	SOFR+2.65%	11/06/26	2x12 mos.
3104 M Street [2]		4,186	20.00%	837	PRIME+0.00%	01/01/27	2x12 mos.
Sullivan Center		50,000	100.00%	50,000	SOFR+1.60%	11/16/28	None
Secured interest rate swaps [1]		(202,000)	39.80%	(80,400)	N/A	Various

Unsecured Variable-Rate Debt
Revolving Unsecured Credit Facility [3]		213,287	100.00%	213,287	SOFR+1.45%	06/29/25	2x6 mos.
Unsecured Term Loan		400,000	100.00%	400,000	SOFR+1.60%	06/29/26	None
Unsecured $175 Million Term Loan		175,000	100.00%	175,000	SOFR+1.60%	04/06/27	None
Unsecured $75 Million Term Loan		75,000	100.00%	75,000	SOFR+2.05%	07/29/29	None
Unsecured interest rate swaps [1]		(806,000)	100.00%	(806,000)	N/A	Various

Sub-Total Variable-Rate Debt		78,762		66,596	6.99%

Total Debt - Core Portfolio		$1,339,305		$1,158,521	4.61%

Funds
Fixed-Rate Debt
2207 Fillmore Street [4]	Fund IV	$1,120	20.81%	$233	4.50%	10/31/25	None
650 Bald Hill Road [4]	Fund IV	15,408	20.81%	3,206	3.75%	06/01/26	None
Shoppes at South Hills [4]	Fund V	31,929	18.09%	5,776	5.95%	03/01/28	1 x 12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,997	5.62%	06/01/28	None
Canton Marketplace	Fund V	36,000	20.10%	7,236	6.29%	06/01/28	None
Interest rate swaps [1]	Funds II, IV & V	622,019	22.46%	139,391	N/A	Various
Sub-Total Fixed-Rate Debt		732,416		161,839	5.14%

Variable-Rate Debt
Acadia Strategic Opportunity Fund V	Fund V	80,600	20.10%	16,201	SOFR+3.05%	01/28/24	1x1 mos.
Elk Grove Commons	Fund V	40,247	20.10%	8,090	SOFR+1.61%	02/09/24	None
Hiram Pavilion	Fund V	27,667	20.10%	5,561	SOFR+2.00%	03/05/24	None
Eden Square [4]	Fund IV	23,991	20.81%	4,992	SOFR+2.35%	09/01/24	None
Hickory Ridge	Fund V	27,546	20.10%	5,537	SOFR+2.00%	10/05/24	None
Tri-City Plaza [4]	Fund V	38,179	18.09%	6,907	SOFR+2.00%	10/18/24	1x12 mos.
Lincoln Commons	Fund V	38,134	20.10%	7,665	SOFR+1.80%	10/24/24	None
Landstown Commons	Fund V	59,796	20.10%	12,019	SOFR+1.80%	10/24/24	None
Palm Coast Landing	Fund V	25,862	20.10%	5,198	SOFR+1.86%	11/01/24	None
Frederick Crossing [4]	Fund V	23,661	18.09%	4,280	SOFR+1.75%	12/02/24	1x12 mos.
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	SOFR+2.00%	12/20/24	None

Portfolio Debt – Detail
Supplemental Report – December 31, 2023	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2023	Percent	Amount	Rate	Maturity Date	Options
Paramus Plaza	Fund IV	28,109	11.56%	3,249	SOFR+2.36%	12/28/24	2x12 mos.
Frederick County Square [4]	Fund V	23,360	18.09%	4,226	SOFR+2.51%	01/01/25	1x12 mos.
Acadia Strategic Opportunity Fund IV Term Loan	Fund IV	36,200	23.12%	8,369	SOFR+2.56%	03/31/25	None
Midstate Mall	Fund V	42,400	20.10%	8,522	SOFR+2.50%	04/28/25	2x12 mos.
New Towne Center	Fund V	16,334	20.10%	3,283	SOFR+2.20%	05/01/25	1x12 mos.
Fairlane Green	Fund V	32,260	20.10%	6,484	SOFR+2.30%	06/05/25	1x12 mos.
Trussville Promenade	Fund V	28,472	20.10%	5,723	SOFR+2.30%	06/15/25	1x12 mos.
City Point [4]	Fund II	137,485	58.06%	79,821	SOFR+2.61%	08/01/25	1x12 mos.
Cypress Creek	Fund V	32,200	20.10%	6,472	SOFR+2.80%	09/01/25	2x12 mos.
640 Broadway	Fund III	33,000	24.54%	8,098	SOFR+3.75%	10/01/25	3x12 mos.
1964 Union [4]	Fund IV	1,357	20.81%	282	SOFR+2.25%	10/01/25	None
717 N. Michigan Avenue	Fund IV	46,000	23.12%	10,635	SOFR+3.33%	12/09/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,308	20.81%	1,105	SOFR+2.25%	06/01/26	None
Monroe Marketplace	Fund V	29,150	20.10%	5,859	SOFR+2.76%	11/12/26	None
Wood Ridge Plaza [4]	Fund V	33,447	18.09%	6,051	SOFR+2.90%	03/21/27	None
La Frontera Village [4]	Fund V	55,500	18.09%	10,040	SOFR+2.61%	06/10/27	None
Riverdale [4]	Fund V	38,500	17.97%	6,920	SOFR+2.46%	11/01/27	None
Mohawk Commons [4]	Fund V	39,650	18.09%	7,173	SOFR+2.00%	03/01/28	None
Interest rate swaps [1]	Funds II, IV & V	(622,019)	22.46%	(139,391)
Sub-Total Variable-Rate Debt		445,290		123,972	8.06%
Total Debt - Funds		1,177,705		285,811	6.41%
Total Debt - Core Portfolio and Funds		$2,517,010		$1,444,332	4.97%

_________

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and actual locked base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
Bears interest at the greater of 3.25% or the Prime Rate.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.
Acadia's interest in this Fund debt is reflected net of additional unconsolidated joint venture interests.
5.
The Company makes cash payments at a stated interest rate of 6.5% on the outstanding principal balance. However, following the modification of the loan, the effective interest rate for GAAP purposes is anticipated to be zero.

Future Debt Maturities [1]
Supplemental Report – December 31, 2023	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2024	$10,341	$82,832	$93,173	$8,928	$44,329	$53,257	4.89%	4.09%	8.36%
2025	2,536	273,287	275,823	2,238	273,287	275,525	4.70%	4.16%	6.76%
2026	2,919	582,000	584,919	2,541	457,955	460,496	4.66%	4.66%	N/A
2027	2,766	216,723	219,489	2,453	200,889	203,342	4.23%	4.21%	8.50%
2028	1,832	67,862	69,694	1,833	67,862	69,695	4.49%	4.49%	N/A
Thereafter	2,498	93,709	96,207	2,498	93,708	96,206	4.83%	4.83%	N/A
Total	$22,892	$1,316,413	$1,339,305	$20,491	$1,138,030	$1,158,521

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2024	$6,414	$432,541	$438,955	$1,227	$83,521	$84,748	4.99%	3.41%	7.41%
2025	2,427	427,976	430,403	461	141,712	142,173	7.23%	5.83%	8.13%
2026	2,617	48,838	51,455	483	9,956	10,439	5.71%	5.20%	7.90%
2027	2,518	124,934	127,452	464	22,558	23,022	6.74%	6.60%	7.80%
2028	351	129,089	129,440	67	25,362	25,429	5.93%	5.93%	N/A
Thereafter	—	—	—	—	—	—	N/A	N/A	N/A
Total	$14,327	$1,163,378	$1,177,705	$2,702	$283,109	$285,811

1.
Does not include any applicable extension options or subsequent refinancing.
2.
Fixed Debt includes floating rate debt that is effectively fixed through interest rate swaps.

Future Debt Maturities – As Extended [1]
Supplemental Report – December 31, 2023	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2024	$10,341	$82,832	$93,173	$8,928	$44,329	$53,257	4.89%	4.09%	8.36%
2025	2,536	60,000	62,536	2,238	60,000	62,238	3.99%	3.99%	N/A
2026	2,919	643,287	646,206	2,541	640,842	643,383	4.62%	4.42%	6.76%
2027	2,766	187,401	190,167	2,453	181,200	183,653	4.24%	4.24%	N/A
2028	1,832	219,862	221,694	1,833	98,262	100,095	5.28%	5.28%	N/A
Thereafter	2,498	123,031	125,529	2,498	113,397	115,895	4.72%	4.70%	8.50%
Total	$22,892	$1,316,413	$1,339,305	$20,491	$1,138,030	$1,158,521

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2024	$6,414	$343,963	$350,377	$1,227	$69,304	$70,531	5.16%	3.49%	7.38%
2025	2,427	145,529	147,956	461	30,527	30,988	6.41%	3.15%	8.33%
2026	2,617	312,263	314,880	483	112,265	112,748	6.91%	5.85%	7.94%
2027	2,518	199,534	202,052	464	37,552	38,016	6.56%	6.16%	7.80%
2028	351	131,543	131,894	67	27,936	28,003	6.82%	5.92%	9.09%
Thereafter	—	30,546	30,546	—	5,525	5,525	5.95%	5.95%	N/A
Total	$14,327	$1,163,378	$1,177,705	$2,702	$283,109	$285,811

__________

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
Fixed Debt includes floating rate debt that is effectively fixed through interest rate swaps. Note that certain swaps (see Swap Interest Rate Summary) have expiration dates beyond the maturity of the Company’s variable rate debt.

.

Swap Interest Rate Summary [1]
Supplemental Report – December 31, 2023	(in thousands)

Core Portfolio

	Acadia's Pro-rata	Weighted Average
Maturity Year	Notional Balance	Fixed Rate on Swap [2]

2024	$—	—
2025	25,000	2.13%
2026	36,400	4.14%
2027	275,000	2.60%
2028	150,000	2.99%
2029	275,000	2.78%
2030	125,000	2.83%
Total	$886,400	2.80%

Funds

	Acadia's Pro-rata	Weighted Average
Year	Notional Balance	Fixed Rate on Swap [2]

2024	$46,213	1.32%
2025	23,712	3.42%
2026	18,510	3.99%
2027	15,070	3.39%
2028	7,173	3.80%
2029	29,029	3.23%
2030	—	—
Total	$139,706	2.78%

__________

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps.
2.
Represents strike rate (fixed) rate on the swap that the Company pays in exchange for receiving SOFR.

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro							`
Rush and Walton Streets Collection (6 properties)	Lululemon, Reformation, Sprinkle, St. Laurent	2011 2012	100.0%	40,384	—	—	40,384	78.3%	—%	—%	78.3%	78.3%	$6,608,610	$208.90
Clark Street and W. Diversey Collection (4 properties)	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's	2011 2012	100.0%	53,099	—	—	53,099	78.2%	—%	—%	78.2%	79.9%	1,798,496	43.29
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds, Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	53,220	—	—	53,220	100.0%	—%	—%	100.0%	100.0%	2,766,615	51.98
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	100.0%	67.9%	67.9%	1,132,561	33.39
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	65,401	—	—	65,401	100.0%	—%	—%	100.0%	100.0%	2,749,189	42.04
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy, Backcountry	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	1,931,746	46.22
Concord and Milwaukee	—	2016	100.0%	13,147	—	—	13,147	100.0%	—%	—%	100.0%	100.0%	469,100	35.68
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.5%	70.5%	70.5%	696,715	54.04
Roosevelt Galleria	Petco, Vitamin Shoppe, Dollar Tree	2015	100.0%	—	—	37,995	37,995	—%	—%	89.7%	89.7%	89.7%	880,649	25.84
Sullivan Center	Target	2016	100.0%	176,181	—	—	176,181	78.9%	—%	—%	78.9%	82.2%	5,251,599	37.79
				492,733	—	84,066	576,799	85.1%	—%	88.9%	85.6%	86.8%	25,858,278	52.35
New York Metro
Soho Collection (12 properties)	Zimmermann, Faherty, Watches of Switzerland, ALC, Stone Island, Frame, Theory, Bang & Olufsen	2011 2014 2019 2020 2022	100.0%	36,094	—	—	36,094	74.4%	—%	—%	74.4%	100.0%	9,974,725	371.55
5-7 East 17th Street	—	2008	100.0%	8,658	—	—	8,658	—%	—%	—%	—%	100.0%	—	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	100.0%	—%	—%	100.0%	100.0%	1,603,613	273.56
61 Main Street	Splendid	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	322,294	92.88

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	1,085,445	94.27
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,824	14,824	—%	—%	100.0%	100.0%	100.0%	481,687	32.49
239 Greenwich Avenue	Watches of Switzerland	1998	75.0%	16,621	—	—	16,621	100.0%	—%	—%	100.0%	100.0%	1,847,097	111.13
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,037,059	129.86
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,107,063	27.27
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	859,826	423.35
313-315 Bowery [2]	John Varvatos	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	Citizens Bank, Citi Bank	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,438,595	176.22
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,285,105	44.14
Williamsburg Collection [3]	Sephora, SweetGreen, Levain Bakery	2022	100.0%	50,842	—	—	50,842	95.3%	—%	—	95.3%	95.3%	5,264,882	108.70
991 Madison Avenue	Vera Wang, Gabriela Hearst	2016	100.0%	7,512	—	—	7,512	100.0%	—%	—%	100.0%	100.0%	3,572,528	475.58
Shops at Grand	Stop & Shop (Ahold), Starbucks	2014	100.0%	—	52,336	47,501	99,837	—%	100.0%	100.0%	100.0%	100.0%	3,553,548	35.59
Gotham Plaza	Bank of America, Footlocker, Apple Bank	2016	49.0%	—	—	25,922	25,922	—%	—%	91.6%	91.6%	91.6%	2,016,748	84.98
				171,028	86,950	136,314	394,292	88.1%	100.0%	98.4%	94.3%	98.8%	37,602,290	101.14
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	97.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	1,311,046	134.37
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	3,083,482	220.25
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	4,394,528	184.98
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	60.9%	—%	—%	60.9%	60.9%	780,099	61.95
14th Street Collection (3 properties)	Verizon	2021	100.0%	19,461	—	—	19,461	62.3%	—%	—%	62.3%	62.3%	1,037,040	85.54
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.5%	93.5%	93.5%	1,883,023	34.92
M Street and Wisconsin Corridor (27 Properties) [4]	Lululemon, Duxiana, Rag and	2011 2016 2019	24.4%	254,942	—	—	254,942	91.3%	—%	—%	91.3%	94.1%	16,719,810	71.83

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
	Bone, Reformation, Glossier, Showfields, Alo Yoga
				295,072	25,134	32,533	352,739	87.3%	100.0%	88.5%	88.3%	90.3%	20,419,972	65.58
Boston Metro
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	312,576	297.69
				1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	312,576	297.69

Dallas Metro
Henderson Avenue Portfolio (14 properties)	Sprouts Market, Warby Parker, Tecovas	2022	100.0%	89,751	31,635	—	121,386	85.3%	100.0%	—%	89.2%	94.4%	4,444,837	41.07

Total Street and Urban Retail				1,073,391	143,719	252,913	1,470,023	86.5%	100.0%	94.0%	89.1%	91.7%	$93,032,480	$71.01

Acadia Share Total Street and Urban Retail				882,647	143,719	239,693	1,266,059	85.6%	100.0%	94.1%	88.9%	91.4%	$80,170,479	$71.26

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl, Chase Bank, City MD	1998	100.0%	—	43,531	100,438	143,969	—%	100.0%	95.5%	96.9%	96.9%	3,670,835	26.32
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	80.4%	89.1%	89.1%	1,573,106	16.88

New York
Village Commons Shopping Center	Citibank, Ace Hardware	1998	100.0%	—	—	87,128	87,128	—%	—%	91.1%	91.1%	93.1%	2,736,099	34.48
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	96.9%	98.8%	98.8%	3,551,081	29.13
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,106	63,372	—%	100.0%	80.8%	92.1%	92.1%	2,047,298	35.07
Crossroads Shopping Center	HomeGoods, PetSmart, BJ's Wholesale Club	1998	49.0%	—	202,727	108,801	311,528	—%	100.0%	64.4%	87.5%	90.7%	8,567,491	31.41
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	16,643	258,701	—%	94.8%	100.0%	95.2%	95.2%	2,251,770	9.15
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	55.1%	73.9%	73.9%	2,280,620	34.06

Connecticut
Town Line Plaza [5]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	86.7%	97.2%	98.5%	1,811,142	17.53

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,467,751	11.29

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Crescent Plaza	Home Depot, Shaw's	1993	100.0%	—	156,985	61,017	218,002	—%	100.0%	95.9%	98.9%	98.9%	2,111,087	9.80
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu), Starbucks	1999	100.0%	—	73,184	29,670	102,854	—%	100.0%	88.6%	96.7%	96.7%	2,190,988	22.03

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	95.1%	97.7%	97.7%	1,426,291	14.76

Indiana
Merrillville Plaza	Dollar Tree, TJ Maxx, DD's Discount (Ross)	1998	100.0%	—	123,144	112,782	235,926	—%	100.0%	76.9%	88.9%	91.1%	2,950,134	14.06

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx, Dick's Sporting Goods, Burlington	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	98.2%	99.4%	99.4%	4,305,998	18.44

Delaware
Town Center and Other (1 property)	Lowes, Dick's Sporting Goods, Target	2003	100.0%	—	678,430	25,991	704,421	—%	89.7%	84.2%	89.5%	96.7%	10,692,084	16.96
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	96.8%	98.1%	98.1%	3,288,210	32.83
Naamans Road	Jared Jewelers, American Red Cross	2006	100.0%	—	—	19,850	19,850	—%	—%	63.9%	63.9%	63.9%	705,101	55.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	246,274	2.30
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	956,954	6.12
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	986,067	27.02
Abington Towne Center [6]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,312,228	22.15

Total Suburban Properties				—	2,836,148	1,074,195	3,910,343	—%	97.1%	86.3%	94.1%	95.9%	$65,327,344	$19.07

Acadia Share Total Suburban Properties				—	2,732,757	1,018,706	3,751,464	—%	97.0%	87.5%	94.4%	96.2%	$60,957,924	$18.55

Total Core Properties				1,073,391	2,979,867	1,327,108	5,380,366	86.5%	97.2%	87.8%	92.8%	94.8%	$158,359,825	$33.44

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

Acadia Share Total Core Properties				882,647	2,876,476	1,258,399	5,017,522	85.6%	97.1%	88.8%	93.0%	95.0%	$141,128,403	$31.99

__________

1.
Excludes properties under development, redevelopment and pre-stabilized, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio – Top Tenants [1]
Supplemental Report – December 31, 2023	(Pro-Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,323,009	6.9%	5.4%
Royal Ahold [2]	3	155,461	3,637,677	2.6%	2.3%
TJX Companies [3]	9	252,043	3,047,718	4.3%	2.0%
Verizon	2	26,764	2,938,371	0.5%	1.9%
Walgreens	4	68,393	2,887,312	1.2%	1.9%
PetSmart, Inc.	4	76,257	2,760,241	1.3%	1.8%
Lululemon	2	7,533	2,690,233	0.1%	1.7%
Trader Joe's	3	40,862	2,499,318	0.7%	1.6%
Fast Retailing [4]	2	32,013	2,450,038	0.5%	1.6%
Alo Yoga	2	22,566	2,391,048	0.4%	1.5%
Supervalu Inc. [5]	2	123,409	1,980,640	2.1%	1.3%
Bob's Discount Furniture	2	68,793	1,941,185	1.2%	1.3%
Tapestry [6]	2	4,250	1,747,105	0.1%	1.1%
Watches of Switzerland [7]	2	13,863	1,705,322	0.2%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,550,757	0.5%	1.0%
Dick's Sporting Goods, Inc	2	98,805	1,544,276	1.7%	1.0%
Gap [8]	2	37,895	1,363,165	0.6%	0.9%
Citibank	4	16,160	1,337,924	0.3%	0.9%
The Home Depot	2	187,914	1,307,040	3.2%	0.8%
TD Bank	2	14,700	1,285,992	0.2%	0.8%
TOTAL	57	1,688,072	$49,388,371	28.5%	31.8%

__________

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one Acadia Core location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: Lowe's (Brandywine), Kohl's (28 Jericho), Bang & Olufsen (Soho), Nordstrom Rack (State and Washington), H&M (840 N. Michigan) and Vera Wang (991 Madison).
2.
Stop and Shop (3 locations)
3.
TJ Maxx (6 locations), HomeGoods (2 locations), Marshalls (1 location)
4.
Uniqlo (1 location), Theory (1 location)
5.
Shaw’s (2 locations)
6.
Kate Spade (2 locations)
7.
Grand Seiko (1 location), Betteridge Jewelers (1 location)
8.
Old Navy (2 locations)

Core Portfolio – Lease Expirations
Supplemental Report – December 31, 2023	(Pro-Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	—	—%	—	—	—%	$—	—%
2024	30	81,851	10.8%	70.81	8.6%	16	593,594	23.4%	13.43	20.6%
2025	23	93,934	12.4%	111.28	15.5%	9	376,598	14.8%	19.14	18.6%
2026	29	73,897	9.8%	142.81	15.7%	9	404,089	15.9%	9.94	10.4%
2027	16	27,365	3.6%	143.63	5.8%	5	155,675	6.1%	21.38	8.6%
2028	19	193,188	25.6%	63.71	18.3%	10	477,731	18.8%	12.22	15.1%
2029	14	41,663	5.5%	90.24	5.6%	3	99,988	3.9%	16.98	4.4%
2030	9	64,412	8.5%	66.58	6.4%	—	—	—%	—	—%
2031	7	41,177	5.4%	80.27	4.9%	2	50,566	2.0%	16.97	2.2%
2032	18	57,395	7.6%	111.32	9.5%	2	62,382	2.5%	12.53	2.0%
2033	21	49,593	6.6%	75.73	5.6%	2	81,217	3.2%	27.13	5.7%
Thereafter	4	31,339	4.1%	90.73	4.2%	5	237,330	9.3%	20.34	12.5%
Total	190	755,814	100.0%	$89.15	100.0%	63	2,539,170	100.0%	$15.25	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		126,833					82,390
Total Square Feet [2]		882,647					2,876,476

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	—	—	—%	$—	—%
2024	33	152,366	13.6%	25.99	11.3%	79	827,811	18.8%	21.42	12.6%
2025	36	114,151	10.2%	29.82	9.7%	68	584,683	13.3%	36.03	14.9%
2026	40	148,577	13.3%	26.24	11.1%	78	626,562	14.2%	29.48	13.1%
2027	36	148,687	13.3%	32.82	13.9%	57	331,727	7.5%	36.60	8.6%
2028	39	155,928	14.0%	36.77	16.4%	68	826,848	18.7%	28.88	16.9%
2029	14	33,108	3.0%	29.38	2.8%	31	174,759	4.0%	36.79	4.6%
2030	11	31,912	2.9%	36.39	3.3%	20	96,324	2.2%	56.57	3.9%
2031	15	84,627	7.6%	28.38	6.9%	24	176,370	4.0%	37.22	4.7%
2032	25	96,152	8.6%	32.98	9.1%	45	215,929	4.9%	47.89	7.3%
2033	21	85,791	7.7%	31.81	7.8%	44	216,601	4.9%	40.11	6.2%
Thereafter	11	65,647	5.9%	41.11	7.7%	20	334,316	7.6%	31.02	7.3%
Total	281	1,116,946	100.0%	$31.35	100.0%	534	4,411,930	100.0%	$31.99	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		141,454					350,676
Total Square Feet [2]		1,258,399					5,017,522

_________

1. Leases currently under month to month or in process of renewal.

2. Totals may not foot due to rounding.

Amounts

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – December 31, 2023

	Quarter Ended								Year to Date
	March 31, 2023		June 30, 2023		September 30, 2023		December 31, 2023		December 31, 2023
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	1	1	1	1	5	5	1	1	8	8
GLA	2,360	2,360	13,496	13,496	18,037	18,037	2,500	2,500	36,393	36,393
New base rent	$50.09	$46.00	$18.72	$17.62	$258.00	$235.93	$323.40	$300.00	$160.28	$147.06
Previous base rent	$31.94	$32.85	$15.56	$15.56	$155.16	$157.04	$275.13	$240.00	$103.64	$102.22
Average cost per square foot	$16.57	$16.57	$39.50	$39.50	$282.38	$282.38	$183.92	$183.92	$168.31	$168.31
Weighted Average Lease Term (years)	10.0	10.0	10.0	10.0	10.5	10.5	6.0	6.0	10.0	10.0
Percentage growth in base rent	56.8%	40.0%	20.3%	13.2%	66.3%	50.2%	17.5%	25.0%	54.7%	43.9%

Renewal Leases
Number of renewal leases executed	16	16	18	18	12	12	11	11	57	57
GLA	52,191	52,191	220,867	220,867	67,862	67,862	59,009	59,009	399,929	399,929
New base rent	$32.10	$30.78	$22.32	$21.77	$41.74	$41.46	$23.01	$22.17	$26.99	$26.35
Expiring base rent	$26.66	$28.42	$18.35	$19.25	$37.93	$38.67	$19.94	$20.71	$22.99	$23.96
Average cost per square foot	$1.91	$1.91	$2.73	$2.73	$0.88	$0.88	$2.41	$2.41	$2.26	$2.26
Weighted Average Lease Term (years)	4.6	4.6	6.8	6.8	5.8	5.8	7.1	7.1	6.4	6.4
Percentage growth in base rent	20.4%	8.3%	21.6%	13.1%	10.0%	7.2%	15.3%	7.0%	17.4%	10.0%

Total New and Renewal Leases
Number of new and renewal leases executed	17	17	19	19	17	17	12	12	65	65
GLA commencing	54,551	54,551	234,363	234,363	85,899	85,899	61,509	61,509	436,322	436,322
New base rent	$32.88	$31.44	$22.11	$21.53	$87.15	$82.29	$35.21	$33.46	$38.11	$36.42
Expiring base rent	$26.89	$28.61	$18.19	$19.04	$62.55	$63.53	$30.32	$29.63	$29.72	$30.49
Average cost per square foot	$2.54	$2.54	$4.85	$4.85	$59.99	$59.99	$9.79	$9.79	$16.11	$16.11
Weighted Average Lease Term (years)	4.8	4.8	7.0	7.0	6.8	6.8	7.0	7.0	6.7	6.7
Percentage growth in base rent	22.3%	9.9%	21.6%	13.1%	39.3%	29.5%	16.2%	13.0%	28.2%	19.5%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's construction and/or redevelopment projects (see Development and Redevelopment Activity page of this Supplemental Report) in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

Core Portfolio – Capital Expenditures
Supplemental Report – December 31, 2023

	Quarter Ended				Year to Date
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023	December 31, 2022
Leasing Commissions	$1,507	$1,035	$1,191	$2,208	$5,941	$3,459
Tenant Improvements	4,805	1,053	3,028	1,708	10,594	14,651
Maintenance Capital Expenditures	690	1,977	4,517	1,434	8,618	8,331
Total Capital Expenditures	$7,002	$4,065	$8,736	$5,350	$25,153	$26,441

Fund Overview
Supplemental Report – December 31, 2023

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V			Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012			Aug-2016
Fund Size	$90.0	Million	$472.0	Million [2]	$502.5	Million	$540.6	Million		$520.0	Million		$2,125.1	Million
Acadia's Commitment	$20.0	Million	$291.2	Million	$123.3	Million	$125.0	Million		$104.5	Million		$664.0	Million
Acadia's Pro-Rata Share	22.2%		61.7	% [2]	24.5%		23.1%			20.1%			31.2%
Acadia's Promoted Share [1]	37.8%		69.4%		39.6%		38.5%			36.1%			45.0%
Preferred Return	9.0%		8.0%		6.0%		6.0%			6.0%			6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$559.4	Million	$448.1	Million	$503.4	Million		$407.4	Million		$2,004.9	Million
Cumulative Net Distributions [3]	$195.4	Million	$172.9	Million	$603.5	Million	$221.4	Million		$105.8	Million		$1,299.0	Million
Net Distributions/Contributions	225.6%		30.9%		134.7%		44.0%			26.0%			64.8%
Unfunded Commitment [4]	$0.0	Million	$0.0	Million	$1.9	Million	$26.6	Million		$112.6	Million		$141.1	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$	N/A	Million	$	N/A	Million
Investment Period Closes	Closed		Closed		Closed		Closed			Closed
Currently in a Promote Position? (Yes/No)	No		No		No		No			No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		0.75% in 2022, 0% in 2023
Asset Management	Fund III		Currently 0%
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 26, 2020-August 25, 2021); 1.0% of Allocated Capital Commitments for Year 6-7 of the investment period (August 26, 2021-August 25, 2023); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

Fund Overview
Supplemental Report – December 31, 2023

_________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro-rata share of the remaining 80%.
2.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020, 2021 and 2022 to fund the on-going redevelopment of existing Fund II investments. The $472 million reflects an incremental $172 million of capital contributed in connection with the City Point recapitalization. Fund II contains one remaining investment, City Point. During the second quarter 2022, the Company increased its ownership in Fund II and Mervyns II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%. During the year ended December 31, 2023, the Company made a $2.0 million capital contribution to Fund II for City Point. During the first quarter 2023, Mervyns II distributed the Albertsons shares to its investors upon expiration of the lock-up agreement. During the year ended December 31, 2023, the Company sold 200,000 shares of Albertsons. The Company now directly owns 1.4 million Albertsons shares.
3.
Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
5.
Unfunded Commitments available to deploy into new unidentified investments.
6.
Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $26.6 million of general reserves.
7.
Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder.

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2023

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	Primark, Target, Basis Schools, Alamo Drafthouse, Trader Joe's	2007	94.2%	—	330,448	205,369	535,817	—%	100.0%	32.2%	74.0%	83.9%	$16,782,168	$42.31

Total - Fund II				—	330,448	205,369	535,817	—%	100.0%	32.2%	74.0%	83.9%	$16,782,168	$42.31

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	─	2012	100.0%	4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,113,528	$262.19
Total - Fund III				4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,113,528	$262.19

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,055,281	243.75
1035 Third Avenue [3]	─	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,203,962	157.71

New Jersey
Paramus Plaza	Marshalls, Hobby Lobby, Skechers	2013	50.0%	—	87,539	65,955	153,494	—%	100.0%	100.0%	100.0%	100.0%	3,262,289	21.25

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	1,072,232	68.25

NORTHEAST
Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.3%	85.3%	2,061,926	15.06

MID-ATLANTIC
Delaware
Eden Square	Giant Food, LA Fitness	2014	90.0%	—	116,003	113,168	229,171	—%	100.0%	81.9%	91.1%	96.5%	3,357,465	16.09

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Kendra Scott, Starbucks	2014	100.0%	94,713	—	—	94,713	89.1%	—%	—%	89.1%	92.6%	3,090,918	36.61

WEST
California
Union and Fillmore Collection (3 properties)	Eileen Fisher, Bonobos	2015	90.0%	7,183	—	—	7,183	77.5%	—%	—%	77.5%	77.5%	654,290	117.57

Total - Fund IV				142,910	258,542	284,571	686,023	85.2%	100.0%	84.5%	90.5%	92.8%	$16,758,363	$26.99

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2023

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	84.5%	95.1%	95.7%	$4,058,309	$19.03

Texas
Wood Ridge Plaza	Kirkland's, Office Depot	2022	90.0%	—	—	213,120	213,120	—%	—%	90.1%	90.1%	90.1%	4,377,879	22.80
La Frontera Village	Kohl's, Hobby Lobby, Burlington, Marshalls	2022	90.0%	—	203,500	330,930	534,430	—%	85.0%	90.6%	88.5%	89.0%	6,609,207	13.98

MIDWEST
Michigan
New Towne Center	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	100.0%	100.0%	100.0%	100.0%	2,363,758	12.41
Fairlane Green	TJ Maxx, Michaels, Burlington	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	97.8%	98.7%	100.0%	5,194,785	19.49

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	251,988	278,828	530,816	—%	100.0%	88.1%	93.7%	94.8%	7,696,127	15.47

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods, ShopRite	2019	90.0%	—	129,940	172,798	302,738	—%	100.0%	82.5%	90.0%	92.0%	3,913,671	14.36

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	253,779	134,837	388,616	—%	100.0%	61.1%	86.5%	94.2%	6,456,914	19.21

New York
Shoppes at South Hills	ShopRite, At Home, Ashley Furniture	2022	90.0%	—	416,804	95,414	512,218	—%	71.7%	46.1%	67.0%	74.3%	3,990,900	11.64
Mohawk Commons	Lowe's, Target	2023	90.0%	—	330,874	68,464	399,338	—%	100.0%	89.9%	98.3%	98.3%	5,550,595	14.15

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	262,257	108,276	370,533	—%	100.0%	100.0%	100.0%	100.0%	4,250,625	11.47

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	267,525	461,995	—%	100.0%	79.3%	88.0%	90.8%	5,570,789	13.70

Vermont
Maple Tree Place [4]	Shaw's, Dick's Sporting Goods, Best Buy, Old Navy	2023	100.0%	—	246,738	147,630	394,368	—%	100.0%	58.9%	84.6%	84.6%	6,567,224	19.68

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Burlington, Ross Dress for Less	2019	100.0%	—	87,883	292,316	380,199	—%	100.0%	95.8%	96.8%	97.2%	7,528,566	20.46

Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	94.6%	96.9%	96.9%	3,495,105	21.00
Cypress Creek	Hobby Lobby, Total Wine, HomeGoods	2023	100.0%	—	167,978	71,678	239,656	—%	100.0%	95.1%	98.5%	98.5%	4,919,868	20.83

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2023

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's Sporting Goods	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	97.5%	99.3%	99.3%	4,742,374	12.55

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	80.2%	95.8%	96.8%	4,279,904	9.63

Georgia
Canton Marketplace	Dick's Sporting Goods, TJ Maxx, Best Buy	2021	100.0%	—	132,569	219,419	351,988	—%	100.0%	93.8%	96.1%	96.6%	5,971,975	17.65
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	98.6%	99.4%	100.0%	4,666,300	12.94

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	100.0%	100.0%	100.0%	5,312,115	21.94

Utah
Family Center at Riverdale	Target, Home Goods, Best Buy, Sierra Trading (TJX)	2019	89.4%	—	231,673	140,802	372,475	—%	100.0%	94.5%	97.9%	97.9%	4,010,821	11.00

Total - Fund V				—	4,367,524	3,390,633	7,758,157	—%	96.6%	87.5%	92.6%	94.0%	$111,527,808	$15.52

TOTAL FUND PROPERTIES				147,547	4,956,514	3,880,573	8,984,634	85.4%	97.0%	84.4%	91.4%	93.3%	$146,181,867	$17.81

Acadia Share of Total Fund Properties				34,013	1,083,820	827,635	1,945,468	85.5%	97.5%	79.3%	89.6%	92.4%	$35,065,352	$20.13

__________

1.
Excludes properties under development, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
In place occupancy excludes short-term percentage rent.
3.
Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).
4.
Property also includes 93,259 sf of office space.

Fund Lease Expirations
Supplemental Report – December 31, 2023	(Pro-Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2024	—	—	—%	—	—	—%	1	160	15.3%	64,426	403.90	23.6%
2025	1	1,426	0.6%	159,739	112.00	1.6%	—	—	—%	—	—	—%
2026	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2027	3	15,292	6.6%	1,155,166	75.54	11.8%	—	—	—%	—	—	—%
2028	1	552	0.2%	107,618	195.00	1.1%	1	306	29.4%	75,845	247.85	27.8%
2029	1	580	0.3%	89,140	153.75	0.9%	—	—	—%	—	—	—%
2030	—	—	—%	—	—	—%	1	177	17.0%	42,148	238.21	15.4%
2031	—	—	—%	—	—	—%	1	226	21.7%	55,503	245.31	20.3%
2032	4	78,364	34.0%	1,201,752	15.34	12.3%	1	173	16.6%	35,338	203.68	12.9%
2033	3	25,390	11.0%	1,120,202	44.12	11.5%	—	—	—%	—	—	—%
Thereafter	5	108,819	47.2%	5,915,670	54.36	60.7%	—	—	—%	—	—	—%
Total	18	230,423	100.0%	$9,749,288	$42.31	100.0%	5	1,042	100.0%	$273,260	$262.19	100.0%

		80,850	Total Vacant [2]					96	Total Vacant [2]
		311,273	Total Square Feet [2]					1,138	Total Square Feet [2]

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	3	1,632	0.1%	$29,244	$17.92	0.1%
2024	4	15,103	12.8%	321,095	21.26	9.6%	107	201,660	14.5%	3,153,323	15.64	14.5%
2025	6	2,098	1.8%	480,929	229.22	14.3%	96	247,417	17.8%	3,419,710	13.82	15.8%
2026	12	16,772	14.3%	450,774	26.88	13.4%	92	121,653	8.7%	2,317,983	19.05	10.7%
2027	11	7,812	6.6%	219,173	28.06	6.5%	87	200,904	14.4%	2,695,216	13.42	12.4%
2028	8	5,608	4.8%	173,319	30.91	5.2%	88	165,684	11.9%	3,167,165	19.12	14.6%
2029	4	15,687	13.3%	322,596	20.56	9.6%	41	94,333	6.8%	1,310,476	13.89	6.0%
2030	1	346	0.3%	16,278	47.00	0.5%	34	81,525	5.9%	1,192,205	14.62	5.5%
2031	8	14,337	12.2%	372,500	25.98	11.1%	31	75,015	5.4%	1,107,615	14.77	5.1%
2032	7	25,319	21.5%	610,271	24.10	18.2%	35	80,850	5.8%	1,271,191	15.72	5.9%
2033	5	12,850	10.9%	292,137	22.73	8.7%	31	60,722	4.4%	1,146,421	18.88	5.3%
Thereafter	3	1,749	1.5%	97,918	55.98	2.9%	16	61,668	4.4%	875,265	14.19	4.0%
Total	69	117,682	100.0%	$3,356,989	$28.53	100.0%	661	1,393,064	100.0%	$21,685,815	$15.57	100.0%

		14,008	Total Vacant [2]					108,303	Total Vacant [2]
		131,691	Total Square Feet [2]					1,501,366	Total Square Feet [2]

__________

1. Leases currently under month to month or in process of renewal.

2. Totals may not foot due to rounding.

Development and Redevelopment Activity
Supplemental Report – December 31, 2023

					Acadia's Pro-rata Share
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Costs prior to development / redevelopment	Incurred costs since development / redevelopment	Total Costs to Date	Estimated Future Range			Estimated Total Range
CORE

Development:
Henderson - Development 1 & 2	100.0%	Dallas, TX	TBD	160,000	$9.6	$6.4	$16.0	TBD	-	TBD	TBD	-	TBD

Major Redevelopment:
City Center	100.0%	San Francisco, CA	2024	241,000	155.0	51.8	206.8	3.2	-	6.2	210.0	-	213.0
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	141.7	5.1	146.8	19.9	-	29.9	166.7	-	176.7
651-671 West Diversey	100.0%	Chicago, IL	TBD	46,000	29.1	0.4	29.5	TBD	-	TBD	TBD	-	TBD
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	14.8	4.5	19.3	1.5	-	4.5	20.8	-	23.8
Mad River	100.0%	Dayton, OH	TBD	TBD	14.3	0.4	14.7	1.5	-	1.9	16.2	-	16.6
840 N. Michigan Avenue	91.9%	Chicago, IL	TBD	87,000	152.3	—	152.3	TBD	-	TBD	TBD	-	TBD
664 N. Michigan Avenue	100.0%	Chicago, IL	TBD	18,000	87.2	—	87.2	TBD	-	TBD	TBD	-	TBD
Brandywine Holdings	100.0%	Wilmington, DE	TBD	96,000	24.0	0.1	24.1	TBD	-	TBD	TBD	-	TBD
Total Core Redevelopment					$618.4	$62.3	$680.7	$26.1		$42.5	$413.7		$430.1

Total Core Development and Redevelopment					$628.0	$68.7	$696.7	$26.1		$42.5	$413.7		$430.1

FUNDS

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	TBD	TBD	$3.0	$3.9	$6.9	TBD	-	TBD	TBD	-	TBD

Major Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	26.9	0.8	27.7	TBD	-	TBD	TBD	-	TBD
Total Funds Development and Major Redevelopment					$29.9	$4.7	$34.6	$—		$—	$—		$—

Total Core and Funds Development and Major Redevelopment					$657.9	$73.4	$731.3	$26.1		$42.5	$413.7		$430.1

Pre-Stabilized:
City Point (Fund II)	61.7%	Brooklyn, NY	2025/2026	536,198
640 Broadway (Fund III)	24.5%	New York, NY	2024/2025	4,637
210 Bowery (Fund IV)	23.1%	New York, NY	2024/2025	2,538
801 Madison (Fund IV)	23.1%	New York, NY	2024/2025	2,522
27 E 61st Street (Fund IV)	23.1%	New York, NY	2024/2025	4,177
1035 Third Avenue (Fund IV)	23.1%	New York, NY	2024	7,634

Important Notes
Supplemental Report – December 31, 2023

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of real estate properties; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including (i) charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio; (ii) the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons and (iii) any realized income or gains from the Company’s investment in Albertsons.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, same-property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and same-property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and same-property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.